Vanguard Tax-Managed Balanced Fund

Supplement to the Prospectus and Summary Prospectus Dated April 26, 2013

Prospectus and Summary Prospectus Text Changes

The following text replaces similar text under "Investment Advisor":

Portfolio Managers

James M. D'Arcy, CFA, Portfolio Manager. He has managed the bond portion of the Fund since 2013.

Michael Perre, Principal of Vanguard. He has managed the stock portion of the Fund since 1999.

Prospectus Text Changes

The following text replaces similar text for the bond portion of the Tax-Managed Balanced Fund under the heading **Investment Advisor**:

James M. D'Arcy, CFA, Portfolio Manager. He has worked in investment management since 1996; has managed investment portfolios since 1999; has been with Vanguard since 2011; and has managed the bond portion of the Tax-Managed Balanced Fund since 2013. Education: B.A., University of Colorado.

CFA® is a trademark owned by CFA Institute.

Vanguard Marketing Corporation, Distributor.

PS 103B 062013

Vanguard Tax-Managed Funds®

Supplement to the Statement of Additional Information Dated April 26, 2013

Statement of Additional Information Text Changes

In the **Investment Advisory Services** section, the text under "1. Other Accounts Managed" is revised to indicate that James M. D'Arcy manages the bond portion of Vanguard Tax-Managed Balanced Fund.

As of May 31, 2013, Mr. D'Arcy managed three other registered investment companies with total assets of $13.3 billion (advisory fees not based on account performance).

As of May 31, 2013, Mr. D'Arcy did not own any shares of Vanguard Tax-Managed Balanced Fund.

Vanguard Marketing Corporation, Distributor.

SAI 103C 062013